UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D.C.20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                  Date of Earliest Event Reported: July 9, 2001

                            WORLDWIDE PETROMOLY, INC.
             (Exact name of registrant as specified in its charter)



              Colorado                    000-24682              84-1125214
(State  or  other  jurisdiction        Commission File         (IRS Employer
of incorporation or organization)          Number)          Identification No.)



                       12600 Deerfield Parkway, Suite 100
                            Alpharetta, Georgia 30004
                    (Address of Principal Executive Offices)

                                 (678) 762-3295
              (Registrant's telephone number, including area code)



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ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On July 9, 2001 the Board of Directors of the Registrant approved the engagement of BKD, LLP ("BKD") as the Registrant's principal accountant to replace Jackson & Rhodes P.C. ("Jackson & Rhodes"), the previous accountant. The Board approved the engagement of BKD because it had the resources needed to serve the Registrant as its business grows.

Jackson & Rhodes' report on the Registrant's financial statements for each of the last two years did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Registrant's two most recent fiscal years and the subsequent interim periods preceding the replacement of Jackson & Rhodes, there were no disagreements with Jackson & Rhodes on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Jackson & Rhodes, would have caused it to make a reference to the subject matter of the disagreement(s) in connection with its report.

Jackson & Rhodes did not advise the Registrant during the Registrant's two most recent fiscal years or during the subsequent interim periods preceding Jackson & Rhodes replacement:

         (a) that the internal controls necessary for the Registrant to develop reliable financial statements did not exist;

         (b) that information had come to its attention that had led it to no longer be able to rely on management's representations, or that had made it unwilling to be associated with the financial statements prepared by management;

         (c) (i) of the need to expand significantly the scope of its audit, or that information had come to its attention during the two most recent fiscal years or any subsequent interim period that if further investigated might (A) materially have impacted the fairness or reliability of either: a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report or (B) have caused it to be unwilling to rely on management's representations or be associated with the Registrant's financial statements; or (ii) that due to its dismissal, or for any other reason, it did not so expand the scope of its audit or conduct such further investigation; or

         (d) (i) that information had come to its attention that it had concluded materially impacts the fairness or reliability of either (A) a previously issued audit report or the underlying financial statements, or (B) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report; or (ii) due to its dismissal, or for any other reason, the issue has not been resolved to its satisfaction prior to its dismissal.


Jackson & Rhodes was authorized by the Registrant to respond fully to inquiries of BKD.

Except such advice as has been provided by BKD in connection with auditing services related to the preparation of historical financials for the Registrant's recently acquired subsidiary and accounting services related to the preparation of certain pro forma financial information, during the two most recent fiscal years and during the interim period prior to engaging BKD, neither the Registrant nor anyone on its behalf consulted BKD regarding either: (a) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and neither a written report nor oral advice was provided to the Registrant that BKD concluded was an important factor considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue; or (b) any matter that was the subject of either a disagreement or any other event described above.

ITEM 7. EXHIBIT INDEX


      16.1 Letter from Rhodes & Jackson P.C. regarding Change in Certifying Accountant





                            (SIGNATURE PAGE FOLLOWS)


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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       WORLDWIDE PETROMOLY, INC.
                                            (REGISTRANT)


                                      By: /s/ Robert S. Vail
                                        _____________________________
July 13, 2001                           Robert S. Vail
                                        Chairman of the Board and
                                        Chief Financial Officer



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                                  EXHIBIT INDEX



EXHIBIT NUMBER             DESCRIPTION
--------------             -----------


      16.1 Letter from Rhodes & Jackson P.C. regarding Change in Certifying Accountant